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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report:    April 19, 2000
                      ------------------

       United Community Financial Corp.
       (Exact name of registrant as specified in its charter)

           Ohio                    0-24399                     34-1856319
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                (IRS Employer of
      incorporation)             File Number)             Identification Number)


275 Federal Plaza West
Youngstown, Ohio                                       44503-1203
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(Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (330) 742-0500
                                                           --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changes since last report.)


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                        UNITED COMMUNITY FINANCIAL CORP.
                             275 Federal Plaza West
                           Youngstown, Ohio 44503-1203

                              FOR IMMEDIATE RELEASE



                                                                Douglas M. McKay
                                                                       President
                                                        (330) 742-0500, Ext. 801


                   UNITED COMMUNITY FINANCIAL CORP. ANNOUNCES
                         EARNINGS FOR FIRST QUARTER 2000



Youngstown, Ohio - April 19, 2000 - United Community Financial Corp. (Nasdaq:
UCFC), holding company for The Home Savings and Loan Company of Youngstown, Ohio, and Butler Wick Corp., announced net income for the three months ended March 31, 2000 of $3.1 million, or $0.09 per diluted share. Net income for the comparable period in 1999 was $5.1 million, or $0.15, per diluted share. All prior period financial information has been restated for the Butler Wick acquisition in August 1999, which was accounted for as a pooling of interests. United Community's annualized return on average assets and return on average equity were 1.00% and 4.81%, respectively, for the three months ended March 31, 2000. The annualized return on average assets and return on average equity were 1.58% and 4.31%, respectively, for the three months ended March 31, 1999.

The primary reason for the decrease in net income of $2.0 million for the three months ended March 31, 2000, compared to the same period in 1999, was due to a decrease of $2.5 million in net interest income and an increase in noninterest expense of $2.3 million, which were partially offset by a $1.5 million increase in noninterest income and a $1.3 million decrease in income taxes. The decrease in net interest income was primarily due to an increase in interest expense on other borrowed funds, in conjunction with the special $6.00 per share distribution declared on September 30, 1999. An increase in salaries and employee benefits of $1.8 million is the primary reason for the increase in noninterest expense. This increase was primarily due to $567,000 in expense related to the Butler Wick Retention Plan and the recognition of $419,000 in expense related to the United Community Recognition and Retention Plan. The remainder of the increase is primarily due to increases in commissions paid due to an increase in the volume of transactions and merit increases. The primary reason for the increase in noninterest income is a $1.3 million increase in commissions earned, which is attributable to an increase in the volume of transactions due to the current volatile state of the stock market.


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Total shareholders' equity increased $1.0 million, or 0.4%, to $257.9 million at
March 31, 2000 from $256.9 million at December 31, 1999. The increase was primarily due to earnings for the three months, which were partially offset by the first quarter dividends of $0.075 per share paid in March of 2000. Book value as of March 31, 2000 was $7.60 per share. Total assets decreased $89.2 million, or 6.7%, from December 31, 1999 to March 31, 2000, primarily as a result of a decline in cash and cash equivalents of $91.0 million, or 81.7%, and a reduction in securities of $23.3 million, or 5.5%. These decreases were primarily used to reduce United Community's other borrowed funds by $84.3 million, to fund an increase in net loans of $12.9 million and to fund an increase in margin accounts of $8.3 million. Deposits declined $9.2 million, or 1.1%, primarily due to a decrease in certificate accounts.

Douglas M. McKay, President of United Community, stated, "Due to capital management steps taken, United Community has increased its return on average equity from 4.31% for the three months ended March 31,1999 to 4.81% for the three months ended March 31, 2000. At the same time, United Community was able to increase loans $12.9 million and margin accounts $8.3 million."

Home Savings and Butler Wick are wholly owned subsidiaries of United Community. Home Savings has 14 offices located throughout Mahoning, Columbiana and Trumbull Counties in Northeastern Ohio and Butler Wick has 10 offices located throughout Northeastern Ohio and Western Pennsylvania. Additional information on United Community, Home Savings and Butler Wick may be found on United Community's web site: www.ucfcorp.com.

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                              UNITED COMMUNITY FINANCIAL CORP.

                                                                                   As of              As of
                                                                           March 31, 2000         December 31,1999
                                                                           --------------         -----------------
                                                                              (In thousands, except per share data)
SELECTED FINANCIAL CONDITION DATA:


ASSETS
     Cash and cash equivalents                                                 $    20,418              $   111,445
     Mortgage-backed securities                                                    240,327                  251,638
     Investment securities                                                         158,630                  170,652
     Federal Home Loan Bank stock                                                   13,048                   12,825
     Net loans receivable:
         Loans held for investment                                                 738,047                  725,632
         Loans held for sale                                                         4,293                    3,860
         Allowance for loan losses                                                  (6,390)                  (6,405)
     Real estate owned                                                                 204                      158
     Other assets                                                                   69,784                   57,768
                                                                               -----------              -----------
             Total assets                                                      $ 1,238,361              $ 1,327,573
                                                                               ===========              ===========

LIABILITIES
     Deposits                                                                  $   824,838              $   834,087
     Other borrowed funds                                                          129,274                  213,578
     Other liabilities                                                              26,311                   23,040
                                                                               -----------              -----------
             Total liabilities                                                     980,423                1,070,705

SHAREHOLDERS' EQUITY
         Preferred stock-no par value; 1,000,000 shares authorized and unissued
             at March 31, 2000                                                        --                       --
         Common stock-no par value; 499,000,000 shares authorized; 37,756,582
             shares issued and 33,940,113 outstanding at March 31, 2000            136,616                  136,509
         Retained earnings                                                         154,115                  153,553
         Other comprehensive loss                                                   (3,478)                  (3,003)
         Unearned compensation                                                     (29,315)                 (30,191)
                                                                               -----------              -----------
             Total shareholders' equity                                            257,938                  256,868

                                                                               -----------              -----------
             Total liabilities and shareholders' equity                        $ 1,238,361              $ 1,327,573
                                                                               ===========              ===========

     Book value per share                                                      $      7.60              $      7.46
     Dividends paid per share                                                  $     0.075              $     0.075


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


                                                                       Three Months Ended   Three Months Ended  Three Months Ended
                                                                             March 31,          December 31,           March 31,
                                                                                2000                1999                1999
                                                                          ---------------     ---------------     ---------------
                                                                                    (In thousands, except per share data)
SELECTED EARNINGS DATA (UNAUDITED):


     Interest income                                                      $        21,879     $        22,836     $        22,046
     Interest expense                                                              10,083              10,968               7,702
                                                                          ---------------     ---------------     ---------------
     Net interest income                                                           11,796              11,868              14,344

     Provision for loan losses                                                       --                  --                    75
     Noninterest income:
         Commissions                                                                5,384               4,294               4,104
         Service fees and other charges                                             1,255               1,249               1,077
         Underwriting and investment banking                                           21                  93                 255
         Net gains (losses)
             Securities                                                               381                 526                 136
             Other                                                                      2                   7                   1
         Other income                                                                 212                 180                 177
                                                                          ---------------     ---------------     ---------------
             Total noninterest income                                               7,255               6,349               5,750

     Noninterest expense
         Salaries and employee benefits                                             9,628               9,545               7,827
         Occupancy                                                                    456                 558                 457
         Equipment and data processing                                              1,300               1,356               1,250
         Acquisition expense                                                         --                    48                --
         Other noninterest expense                                                  3,057               2,826               2,559
                                                                          ---------------     ---------------     ---------------
             Total noninterest expense                                             14,441              14,333              12,093

     Income before taxes                                                            4,610               3,884               7,926
     Income taxes                                                                   1,508               1,974               2,801
                                                                          ---------------     ---------------     ---------------
     Net income                                                           $         3,102     $         1,910     $         5,125
                                                                          ===============     ===============     ===============


     Basic earnings per share                                             $          0.09     $          0.06     $          0.15
     Diluted earnings per share                                           $          0.09     $          0.05     $          0.15


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
                                                                       Three Months Ended    Three Months Ended  Three Months Ended
                                                                            March 31,           December 31,        September 30,
                                                                              2000                  1999                 1999
                                                                     ---------------------- ---------------------- ----------------
                                                                                            (Dollars in thousands)

AVERAGE DAILY BALANCE OF SELECTED FINANCIAL CONDITION DATA (UNAUDITED):


     Net loans held for investment (including allowance for loan losses  $    724,776        $    712,985        $    694,989
         of $6,390, $6,405 and $6,422, respectively)
     Net loans held for sale                                                    3,979               3,526               3,473
     Mortgage-backed securities                                               246,713             259,128             274,326
     Investment securities                                                    162,364             191,246             208,554
     Margin accounts                                                           36,295              31,771              33,063
     Other interest-earning assets                                             23,203              78,452              63,075
     Total interest-earning assets                                          1,197,330           1,277,108           1,277,480
     Total assets                                                           1,236,916           1,324,143           1,315,286
     Certificates of deposit                                                  448,488             440,658             418,177
     Checking, demand and savings accounts                                    365,412             362,148             356,063
     Other interest bearing liabilities                                       127,320             160,962              28,694
     Total interest-bearing deposits                                          941,220             963,768             802,934
     Total noninterest-bearing liabilities                                     37,925             101,980              33,883
     Total liabilities                                                        979,145           1,065,748             836,817
     Shareholders' equity                                                     257,771             258,395             478,469
     Common shares outstanding for basic EPS calculation                   32,923,217          33,827,224          34,454,284
     Common shares outstanding for diluted EPS calculation                 33,437,697          34,367,314          34,454,284


SUPPLEMENTAL LOAN DATA:

     Loans originated                                                    $     45,642        $     54,871        $     69,720
     Loans purchased                                                              322                --                  --
     Loan chargeoffs                                                               28                  29                  29
     Recoveries on loans                                                           12                  13                   5


                                                                       As of                  As of                   As of
                                                                   March 31, 2000       December 31, 1999       September 30, 1999
                                                                   --------------       -----------------       ------------------
                                                                                      (Dollars in thousands)
SUPPLEMENTAL DATA:

     Nonaccrual loans                                                    $     3,952         $      3,568        $      3,687
     Restructured loans                                                          216                  317               1,651
     Other real estate owned                                                     204                  158                 222
     Total nonperforming assets                                                4,372                4,043               5,560
     Loans serviced for others                                                 5,207                5,292               5,408
     Number of full time equivalent employees                                    578                  583                 585
     Mortgage-backed securities available for sale                           108,670              113,559             120,202
     Mortgage-backed securities held to maturity                             131,657              138,079             145,128
     Investment securities trading                                             6,590                7,657               6,746
     Investment securities available for sale                                150,865              161,904             197,104
     Investment securities held to maturity                                    1,175                1,091                --
     Federal home loan bank stock                                             13,048               12,825              12,603
     Fair value of held to maturity securities                               129,465              137,091             144,265


REGULATORY CAPITAL DATA:

     Regulatory tangible capital                                         $    153,021        $    320,119        $    315,424
     Tangible capital ratio                                                     13.66               26.75               27.71
     Regulatory core capital                                                  153,021             320,119             315,424
     Core capital ratio                                                         13.66               26.75               27.71
     Regulatory total capital                                                 159,311             326,376             321,693
     Total risk adjusted assets                                               645,164             647,426             633,729
     Total risk adjusted ratio                                                  24.69               50.41               49.77
